SUPPLEMENT DATED MARCH 21, 2025
TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024
FOR EMERGING MARKETS PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024, for Emerging Markets Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on March 12, 2025, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Goldman Sachs Asset Management, L.P. (“GSAM”) to serve as the sub-adviser of the Emerging Markets Portfolio effective May 1, 2025, replacing Invesco Advisers, Inc. (“Invesco”) except with respect to certain holdings which will continue to be serviced by Invesco as described in the Trust’s Statement of Additional Information, as supplemented. The Board also approved a new management fee waiver for the Emerging Markets Portfolio effective with the approval of GSAM.

In connection with these changes, certain principal investment strategies of the Emerging Markets Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Emerging Markets Portfolio may be sold and new investments purchased in accordance with recommendations by GSAM. Pacific Life Fund Advisors LLC, the investment adviser to the Emerging Markets Portfolio, may begin this transitioning prior to May 1, 2025 utilizing the principal investment strategies described below.

As a result of these changes, all references and disclosures regarding Invesco Advisers, Inc. will be deleted from the Prospectus.

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class P
Management Fee	0.80%	0.80%
Service Fee	0.20%	N/A
Other Expenses	0.07%	0.09%
Total Annual Fund Operating Expenses	1.07%	0.89%
Less Fee Waiver[2]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses after Fee Waiver	1.04%	0.86%

[1]	Expense information has been restated to reflect current fees.

[2]	The investment adviser has agreed to waive 0.03% of its management fee through April 30, 2026. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

In the Examples subsection, the second sentence in the first paragraph will be deleted and replaced with the following:

The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period.

Also in the Examples subsection, the table will be deleted and replaced with the following:

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period
	1 year	3 years	5 years	10 years
Class I	$106	$337	$587	$1,303
Class P	$88	$281	$490	$1,093

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including American Depositary Receipts (“ADRs”)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries.

Companies whose principal activities are conducted in emerging market countries include issuers deemed to be economically tied to an emerging market country. The term “emerging markets” in the Fund’s name refers to those countries that are included in the MSCI Emerging Markets Index, an index that is designed to measure equity market performance of securities in emerging markets, and countries that are classified as an emerging market by MSCI, the World Bank, the International Finance Corporation or the United Nations and its agencies. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk.

The Fund principally invests in common stock and other equity securities. The Fund may invest in companies of all market capitalization sizes as well as both growth and value stocks. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, such as China, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to maintain investments in at least six emerging market countries.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector at its investment discretion in seeking the investment goal of the Fund. As of December 31, 2024, a significant portion of the Fund is represented by securities of companies in the Technology sector.

The sub-adviser uses both a bottom-up stock selection strategy and a top-down country selection strategy to manage the investments of the Fund.

The sub-adviser uses a quantitative style of management which utilizes proprietary models and market data and research, in combination with a qualitative overlay which incorporates the sub-adviser’s judgment and other non-quantifiable information into the investment process. The sub-adviser’s style of management overall emphasizes fundamentally-based stock and country selection, portfolio construction and implementation. The Fund’s investments are selected by the sub-adviser using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends, as follows:

●	Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the sub-adviser believes leads to strong performance over the long-run.
●	High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives.
●	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.
●	Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

As part of the sub-adviser’s investment selection process, the sub-adviser utilizes proprietary models that assess a wide range of indicators. No one indicator, risk or consideration is determinative in the investment selection process. The sub-adviser may make investment decisions that deviate from those generated by the sub-adviser’s proprietary models, at the discretion of the sub-adviser. In addition, the sub-adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques based on the sub-adviser’s proprietary research.

The Fund may lend its portfolio holdings to certain financial institutions.

In the Principal Risks subsection, China Risk will be added after Currency Risk; Value Companies Risk will be added after Growth Companies Risk; Technology Sector Risk and Quantitative Modeling Risk will be added (in that order) after Liquidity Risk; Securities Lending Risk will be added after Underlying Fund Risk; and ESG Considerations Risk will be deleted. The disclosures for the new risks to be added are as follows:

●	China Risk: Because the Fund has principal exposure to investments (both directly and indirectly) involving China, the Fund may be impacted by social, economic and political conditions impacting China, including international relations with other nations, public health risks, corruption and military activity, market illiquidity, exchange-rate fluctuations, volatility, and the potential for limited disclosure and regulation involving Chinese securities.

●	Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

●	Technology Sector Risk: Companies in the Technology sector face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. companies in the Technology sector have diverse operations, with products or services in foreign markets, exposing them to risks associated with foreign markets.

●	Quantitative Modeling Risk: In managing the Fund, the sub-adviser employs quantitative models as an investment management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies). When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon exposes the Fund to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. There is no guarantee that the sub-adviser’s use of quantitative models will result in effective investment decisions.

●	Securities Lending Risk: The Fund may engage in securities lending, which involves the risk that the Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. The Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.

In the Performance subsection, the second paragraph will be deleted and replaced with the following:

Goldman Sachs Asset Management, L.P. began managing the Fund on May 1, 2025. Other firms managed the Fund before that date.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser — Goldman Sachs Asset Management, L.P.
The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Len Ioffe, CFA, Managing Director and Senior Portfolio Manager	Since 2025
Osman Ali, CFA, Managing Director and Senior Portfolio Manager	Since 2025
Takashi Suwabe, Managing Director and Senior Portfolio Manager	Since 2025
Dennis Walsh, Managing Director and Senior Portfolio Manager	Since 2025
Raphael Shen, Vice President and Senior Portfolio Manager	Since 2025